Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
9. Commitments and Contingencies
Operating Leases
On June 15, 2026, we entered into a Sublease Agreement with AnaptysBio (the “Sublease Agreement”), with respect to facilities in the building at 10770 Wateridge Circle, San Diego, California 92121. Under the Sublease Agreement, we agreed to sublease approximately 45,000 square feet of space for a term of 24 months, beginning on April 20, 2026.
Under the Sublease Agreement, the monthly base rent is initially $4.87 per rentable square foot and is increased by 3% annually. We are also responsible for our pro rata share of real estate taxes, building insurance, maintenance, direct expenses, and utilities. The terms of the Sublease Agreement do not provide us with an option to extend the term of the lease, but do provide us with an option to terminate the lease early on December 31, 2027, by delivery of written notice provided at least six months in advance. The exercise of this option is at our sole discretion, which we do not anticipate exercising at this time. Upon lease commencement, on April 20, 2026, we recognized a right of use (“ROU”) asset and a corresponding lease liability of $4.4 million each, on the balance sheet. There were no lease incentives, prepayments or direct costs as part of the sublease agreement.
Our lease payments are fixed, and we recognize lease expense for leases on a straight-line basis over the lease term. Operating lease ROU assets and lease liabilities are recorded based on the present value of the future minimum lease payments over the lease term at commencement date. As our lease does not provide an implicit rate, we used our incremental borrowing rate based on the information available at the lease commencement date in determining the present value of future payments. The weighted-average discount rate used was 9.5% and the weighted-average remaining lease term is approximately 1.8 years.
The following non-cancellable office lease costs are included in our statements of cash flow (in thousands):

		Six Months Ended June 30,
Leases	Classification on the Cash Flow	2026	2025
Operating lease cost	Operating	$524	$—
Cash paid for amounts included in the measurement of lease liabilities	Operating	—	—
At June 30, 2026, the future minimum annual obligations for the Company’s operating lease liabilities are as follows:

Years Ending December 31, (in thousands)
2026	$1,833
2027	2,174
2028	708

Total minimum payments required	$4,715
Less: imputed interest	(382)

Total	$4,333

9. Commitments and Contingencies
Operating Leases
On May 4, 2020, we entered into a lease agreement with Wateridge Property Owner, LP, with respect to facilities in the building at 10770 Wateridge Circle, San Diego, California 92121 (the “Lease Agreement”). Under the Lease Agreement, we agreed to lease approximately 45,000 square feet of space for a term of 124 months, beginning on April 5, 2021. The terms of the Lease Agreement provide us with an option to extend the term of the lease for an additional five years, as well as a one-time option to terminate the lease after seven years, on April 30, 2028 with the payment of a termination fee of $3.8 million plus 15-months of operating expenses and real property taxes. The exercise of the lease option is at our sole discretion, which we currently do not anticipate exercising and as such was not recognized as part of the ROU asset and lease liability. The monthly base rent was initially $4.20 per rentable square foot and is increased by 3% annually. Under the Lease Agreement, we are also responsible for our pro rata share of real estate taxes, building insurance, maintenance, direct expenses, and utilities. Upon lease commencement, on April 5, 2021, we recognized an ROU asset of $20.6 million, with a corresponding lease liability of $20.7 million on the combined balance sheets. The ROU asset includes adjustments for prepayments, initial direct costs, and lease incentives. As of December 31, 2025, we have recorded $0.3 million as a security deposit in accordance with the terms of the Lease Agreement.
Our lease payments are fixed, and we recognize lease expense for leases on a straight-line basis over the lease term. Operating lease ROU assets and lease liabilities are recorded based on the present value of the future minimum lease payments over the lease term at commencement date. As our lease does not provide an implicit rate, we used our incremental borrowing rate based on the information available at the lease commencement date in determining the present value of future payments. The weighted-average discount rate used was 4.0% and the weighted-average remaining lease term is approximately 5.7 years.
The following non-cancellable office lease costs are included in our combined statements of cash flow (in thousands):

		Year Ended December 31,
Leases	Classification on the Cash Flow	2025	2024
Operating lease cost	Operating	$2,478	$2,478
Cash paid for amounts included in the measurement of lease liabilities	Operating	2,531	2,457

At December 31, 2025, the future minimum annual obligations for the Company’s operating lease liabilities are as follows:

Years Ending December 31, (in thousands)
2026	$2,607
2027	2,685
2028	2,766
2029	2,849
2030	2,934
Thereafter	2,005

Total minimum payments required	$15,846
Less: imputed interest	(1,734)

Total	$14,112

Other Commitments and Contingen
cies
We have entered into agreements with certain vendors for the provision of goods and services, which includes manufacturing services with contract manufacturing organizations and development services with contract research organizations. These agreements may include certain provisions for purchase obligations and termination obligations that could require payments for the cancellation of committed purchase obligations or for early termination of the agreements. The amount of the cancellation or termination payments vary and are based on the timing of the cancellation or termination and the specific terms of the agreement.
Guarantees and Indemnifications
We enter into standard indemnification arrangements in the ordinary course of business. Pursuant to certain of these arrangements, we indemnify, hold harmless, and agree to reimburse the indemnified parties for losses suffered or incurred by the indemnified party for third party claims in connection with our breach of the agreement, our negligence or willful misconduct in connection with the agreement, or any trade secret, copyright, patent or other intellectual property infringement claim with respect to our technology. The term of these indemnification arrangements is generally perpetual. The maximum potential amount of future payments we could be required to make under these agreements is not determinable because it involves claims that may be made against us in the future, but have not yet been made.
We indemnify our officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving in such capacity, as permitted under Delaware law, in accordance with our certificate of incorporation and bylaws, and pursuant to agreements providing for indemnification entered into with our officers and directors. The term of the indemnification period lasts as long as an officer or director may be subject to any proceeding arising out of acts or omissions of such officer or director in such capacity.
The maximum amount of potential future indemnification of directors and officers is unlimited; however, we currently hold director and officer liability insurance. This insurance allows the transfer of risk associated with our exposure and may enable us to recover a portion of any future amounts paid.
We believe that the fair value of these indemnification obligations is minimal. Accordingly, we have not recognized any liabilities relating to these obligations for any period presented.